SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2001

Structured Products Corp. on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for Allstate Financing II Certificates
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
Credit -Enhanced CorTS Trust for AON Capital A
CorTS Trust for Corning Notes
CorTS Trust for Sherwin-William Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for Chrysler Debentures
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Great Western Financial Trust II
CorTS Trust for IBM Debentures
CorTS Trust II for IBM Debentures
CorTS Trust III for IBM Debentrues

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 13-3692801	33-357357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Trustee's Report with respect to the December 1, 2001 Distribution Date for the following Trusts:

(1)   TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
(2)   CorTS Trust for Allstate Financing II
(3)   CorTS Trust for BellSouth Debentures
(4)   CorTS Trust for Corning Notes
(5)   CorTS Trust for IBM Debentures
(6)   CorTS Trust II for IBM Debentures
(7)   CorTS Trust III for IBM Debentures
(8)   CorTS Trust for First Union Institutional Capital I

No reports required for the other series listed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: Name: Timothy P. Beaulac Title: President and Finance Officer

December 1, 2001
EXHIBIT INDEX

Exhibit (1) Trustee's Report in respect to the December 1, 2001 Distribution Date for the Tiers Corporate Bond-Backed Certificates, Series IBM 1997-4 CUSIP: 871928AJ6 & 87192AH0	Page 5

(2) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust for Allstate Financing II CUSIP: 22080T103	6

(3) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust for BellSouth Debentures CUSIP: 22080E205	7

(4) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust for Corning Notes CUSIP: 22081W105	7

(5) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust for IBM Debentures CUSIP: 22081A202	8

(6) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust II for IBM Debentures CUSIP: 22081D206	9

(7) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust III for IBM Debentures CUSIP: 22081Q207	10

(8) Trustee's Report in respect to the December 1, 2001 Distribution Date for the CORTS Trust for First Union Institutional Capital I CUSIP: 22080W205	10

Exhibit 1

To the Holders of
TIERS Corporate Bond-Backed Certificates Trust IBM 1997 - 4
CUSIP: 871928AJ6 & 87192AH0

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4 - CUSIP: 871928AJ6 & 87192AH0, hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the “Distribution Date”) as follows:

1.    The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 securities, is as set forth below:

Class ZTF Class Amortizing Class	Principal $0.00 $15.158206	Interest $0.00 $32.948579	Total Distribution $0.00 $48,106,786

2.   The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $100,000,000.00 aggregate principal amount of the IBM 7 1/8% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5.   The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is set forth below:

Class ZTF Class Amortizing Class	Principal $100,000,000.00 $62,781,328.48

U.S. Bank Trust National Association

Exhibit 2

To the Holders of
CORTS Trust for Allstate Financing II
CUSIP: 22080T103

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Allstate Financing Certificates CUSIP: 22080T103, hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the "Distribution Date") as follows:

1.     The amount of the distribution payable on the Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest 1.00000	Total Distribution 1.00000

2.     The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.     No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.     $25,600,000.00 aggregate principal amount of 7.83% Capital Securities of Allstate Financing II maturing December 1, 2045 (the "Term Assets") are held for the above trust.

5.     The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $25,056,000.00

U.S. Bank Trust National Association

Exhibit 3

To the Holders of
CORTS Trust for BellSouth Debentures
CUSIP: 22080E205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BellSouth Debentures CUSIP: 22080E205, hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the "Distribution Date") as follows:

1.     The amount of the distribution payable on the Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest 0.87500	Total Distribution 0.87500

2.     The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.     No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.     $50,000,000.0 aggregate principal amount of 7% Bellsouth Telecommunications Debentures due December 1, 2095 (the "Term Assets") are held for the above trust.

5.     The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $50,000,000.00

U.S. Bank Trust National Association

Exhibit 4

To the Holders of Class A Certificates of
CORTS Trust for Corning Notes
CUSIP: 22081W105

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Corning Notes CUSIP: 22081W105 , hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the "Distribution Date") as follows:

1.     The amount of the distribution payable on the Class A Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Class A Certificates	Principal $0.00	Interest 0.705556	Total Distribution 0.705556

2.     The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.     No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.     $38,650,000.00 aggregate principal amount of 8.3% Medium-Term Notes issued by Corning Incoporated due April 4, 2025 (the "Term Assets") are held for the above trust.

5.     The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date:

Class A:      $38,650,000.00

U.S. Bank Trust National Association

Exhibit 5

To the Holders of
CORTS Trust for IBM Debentures
Cusip: 22081A202

U.S. Bank Trust National Association, as Trustee for the CORTS Trust for IBM Debentures Cusip: 22081A202, hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the "Distribution Date") as follows:

1.     The amount of the distribution payable on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest 0.890625	Total Distribution 0.890625

2.     The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.     No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.     $60,000,000.00 aggregate principal amount of 7.125% Debentures issued by INTERNATIONAL BUSINESS MACHS CORP. maturing December 1, 2096 (the "Term Assets") are held for the above trust.

1.     The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $60,000,000.00

U.S. Bank Trust National Association

Exhibit 6

To the Holders of
CORTS Trust II for IBM Debentures
Cusip: 22081D206

U.S. Bank Trust National Association, as Trustee for the CORTS Trust II for IBM Debentures Cusip: 22081D206, hereby gives notice with respect to the Distribution occurring on DECEMBER 1, 2001 (the "Distribution Date") as follows:

1.    The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof, is as set forth below:

Principal $0.00	Interest 0.890625	Total Distribution 0.890625

2.    The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.    No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.    $32,302,000.00 aggregate principal amount of 7.125% Debentures issued by INTERNATIONAL BUSINESS MACHS CORP. maturing December 1, 2096 (the "Term Assets") are held for the above trust.

5.    The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $32,302,000.

U.S. Bank Trust National Association

Exhibit 7

To the Holders of
CORTS Trust III for IBM Debentures
Cusip: 22081Q207

U.S. Bank Trust National Association, as Trustee for the CORTS Trust III for IBM Debentures Cusip: 22081Q207, hereby gives notice with respect to the Distribution occurring on DECEMBER 1, 2001 (the "Distribution Date") as follows:

1.    The amount of the distribution payable on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest 0.9000002	Total Distribution 0.9000002

2.   The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $95,480,000.00 aggregate principal amount of 7.125% Debentures issued by INTERNATIONAL BUSINESS MACHS CORP. maturing December 1, 2096 (the "Term Assets") are held for the above trust.

5.   The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $94,485,400.00

U.S. Bank Trust National Association

Exhibit 8

To the Holders of
CORTS Trust for First Union Institutional Capital I
CUSIP: 22080W205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for the First Union Institutional Capital I CUSIP:  22080W205, hereby gives notice with respect to the Distribution occurring on December 1, 2001 (the "Distribution Date") as follows:

1. The amount of the distribution payable on the Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 unit thereof, is as set forth below:

Principal $0.00	Interest 1.025	Total Distribution 1.025

2.   The amount of aggregate interest due and not paid as of the Distribution Date is .00

3.   No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $46,455,000.00 aggregate principal amount of 8.04% Capital Securities issued by First Union Institutional Capital I maturing December 1, 2026 (the "Term Assets") are held for the above trust.

5.   The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $45,548,550.00

U.S. Bank Trust National Association